                                                                  EXHIBIT 10.112


                            NOTE PURCHASE AGREEMENT
                            -----------------------


     This NOTE PURCHASE AGREEMENT (this "Agreement") is dated as of November 17,
                                         ---------
1999, by and between (i) IMPAC Group, Inc., a Delaware corporation (the

"Company"), and (ii) Heritage Fund II Investment Corporation, a Delaware
 -------
corporation (the "Investor").
                  --------

     WHEREAS, the Company wishes to sell and the Investor wishes to buy certain securities of the Company on the terms and subject to the restrictions contained in this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the Company and the Investor agree as follows:

1.   DEFINITIONS.
     -----------

     For all purposes of this Agreement, the following terms shall have the meanings set forth herein or elsewhere in the provisions hereof:

     "Affiliate" of any specified Person shall mean any other Person that
      ---------
directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

     "Agent" shall have the meaning given such term in the Loan Agreement.
      -----

     "Certificate of Incorporation" shall mean the Company's Fourth Amended and
      ----------------------------
Restated Certificate of Incorporation.

     "Closing" shall have the meaning specified in Section 2.2 hereof.
      -------

     "Closing Date" shall have the meaning specified in Section 2.2 hereof.
      ------------

     "Commission" shall mean the Securities and Exchange Commission.
      ----------

     "Company" shall have the meaning specified in the introductory paragraph
      -------
hereof.

     "Default" shall mean an event or condition which with the passage of time
      -------
or giving of notice, or both, would become an Event of Default.

     "Event of Default" shall have the meaning specified in Section 7.1 hereof.
      ----------------

     "Heritage Rate" shall mean the rate of interest payable from time to time
      -------------
by the Investor on its line of credit with BankBoston, N.A. or any successor, or any other rate of interest agreed to by the Company and the holder of the Note if the Note is transferred. At the request of the Company the Investor will provide documentation in reasonable detail evidencing the Heritage Rate.

     "Indebtedness" shall have the meaning given such term in the Indenture.
      ------------

     "Indenture" shall mean the Indenture dated as of March 12, 1998 among the
      ---------
Company, certain of the Company's Subsidiaries and State Street Bank and Trust Company, as trustee thereunder, as supplemented to by the First Supplemental Indenture, dated as of July 21, 1998 and as further supplemented by the Second Supplemental Indenture dated as of January 31, 1999.

     "Investor" shall have the meaning specified in the introductory paragraph
      --------
hereof.

     "Loan Agreement" shall mean the Amended and Restated Multi-currency Credit
      --------------
Agreement, dated as of March 12, 1998, and amended and restated as of July 7, 1998, as further amended by that certain First Amendment dated as of September 11, 1998, as further amended by that certain Second Amendment dated as of November 13, 1998, as further amended by that certain Third Amendment dated as of November 16, 1998, as further amended by that certain Fourth Amendment dated as of December 10, 1998, as further amended by that certain Fifth Amendment dated as of January 11, 1999, and as further amended by that certain Sixth Amendment dated as of November 2, 1999, among the Company, certain of its Subsidiaries and Bank of America National Trust and Savings Association and the other lenders party thereto, as such Loan Agreement may be amended, restated, modified, supplemented, extended, renewed or refinanced and in effect from time to time.

     "Maximum Rate" shall have the meaning specified in Section 3.4(b).
      ------------

     "Note" shall mean the Note of the Company in the form of Exhibit A hereto
      ----                                                    ---------
issued to the Investor pursuant to Section 2.1 hereof and any other Notes transferred to any other holders pursuant to Section 8 hereof.

     "Obligations" shall have the meaning given to such term in the Indenture.
      -----------

     "Person" shall mean an individual, partnership, corporation, limited
      ------
liability company, association, trust, joint venture, unincorporated organization, or any government, governmental department or agency or political subdivision thereof.

     "Preferred Stock" shall mean the Company's Series A Redeemable Preferred
      ---------------
Stock, $0.001 par value per share.

     "Purchase Price" shall have the meaning set forth in Section 2.1 hereof.
      --------------

     "Representative" shall have the meaning given to such term in the
      --------------
Indenture.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any
      --------------
successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Senior Debt" shall mean any amounts outstanding or that could be drawn by
      -----------
the Company from time to time under the Loan Agreement and any other debt that constitutes Senior Debt under the Indenture.

     "Senior Subordinated Notes" shall mean the Company's 10-1/8% Senior
      -------------------------
Subordinated Notes due 2008 issued pursuant to the Indenture.

     "Subsidiary" shall mean, with respect to the Company, any corporation a
      ----------
majority (by number of votes) of the outstanding shares of any class or classes of which shall at the time be owned by the Company or by a Subsidiary of the Company, if the holders of the shares of such class or classes (a) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or persons performing similar functions) of the issuer thereof, even though the right so to vote has been suspended by the happening of such a contingency, or (b) are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the issuer thereof, whether or not the right so to vote exists by reason of the happening of a contingency.

     "Transfer Notice" shall have the meaning specified in Section 8.2 hereof.
      ---------------

2.   SALE AND PURCHASE OF PURCHASED SECURITIES.
     -----------------------------------------

     2.1. Sale and Purchase of Note.  The Company agrees to issue and sell to
          -------------------------
the Investor, and, subject to all of the terms and conditions hereof and in reliance on the representations and warranties set forth or referred to herein, the Investor agrees to purchase a Note of the Company in the form of Exhibit A
                                                                     ---------
hereto in the principal amount of $4,900,000 (the "Purchase Price").
                                                   --------------

     2.2. Closing.  The closing of the purchase and sale of a Note pursuant to
          -------
this Section 2 (the "Closing") will take place at the offices of the Company on
                     -------
November 17, 1999 or such date as the parties hereto may agree upon (the "Closing Date"). At the Closing, the Company will deliver to the Investor the
 ------------
Note against payment by the Investor of the Purchase Price by wire transfer or by check. The Note purchased by the Investor will be issued to the Investor on or before the Closing Date and registered in the Investor's name in the Company's records.

     2.3. Use of Proceeds.  The Company agrees that it will use the proceeds
          ---------------
from the sale of the Note hereunder solely for working capital and general corporate purposes, and in no event for the prepayment of the Senior Subordinated Notes or to redeem any of the Preferred Stock.

3.   PRINCIPAL AND INTEREST PAYMENTS ON NOTES.
     ----------------------------------------

     3.1.  Mandatory Principal Repayments.  The Company agrees to repay the
           ------------------------------
principal amount of the Note, together with all accrued and unpaid interest thereon, in one installment on March 31, 2006.

     3.2.  Prepayments.  Subject to compliance with the Loan Agreement, the
           -----------
Company shall be permitted to prepay all or any portion of the Note, together with all accrued and unpaid interest thereon, at any time without premium or penalty.

     3.3.  No Reborrowing.  No amount repaid pursuant to Section 3.1 may be
           --------------
reborrowed under the Notes.

     3.4.  Interest Payments.
           -----------------

     (a) The unpaid principal amount of the Note outstanding from time to time (including during the continuance of a Default or Event of Default of the type described in Section 7.1(a) or 7.1(b) hereof) shall bear interest at a rate per annum equal to the Heritage Rate; provided, that in no event shall such interest
                                  --------  ----
rate be greater than 12% per annum (including all capitalized fees and expenses). Interest on the Note shall be calculated on the basis of the actual number of days elapsed and a 360 day year, shall accrue and be compounded semi-annually in arrears on June 30 and December 31, commencing on June 30, 2000, until paid pursuant to Section 3.1 hereof. All interest will be paid semi-annually in arrears on June 30 and December 31, commencing on June 30, 2000.

     (b) It is not intended by the holder of the Note, and nothing contained in this Agreement or the Note shall be deemed, to establish or require the payment of a rate of interest in excess of the maximum rate permitted by applicable federal, state or other law (the "Maximum Rate") and, to prevent such
                                             ------------
an occurrence, any agreement which may now or hereafter be in effect between the Company and the holder of the Note regarding the payment of fees or interest to such holder is hereby limited by the provisions of this Section 3.4(b). If, in any month, the effective interest rate applicable to the principal outstanding under the Note, absent the Maximum Rate limitation contained herein, would have exceeded the Maximum Rate, then the effective interest rate applicable to the Note for that month shall be the Maximum Rate, and, if in any subsequent month, the effective interest rate would otherwise be less than the Maximum Rate, then the effective interest rate applicable to the Note for such month shall be increased to the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid in respect of the Note if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the principal outstanding under the Note, the total amount of interest paid or accrued in respect of the Note under the terms of this Agreement is less than the total amount of interest which would have been paid or accrued in respect of the Note had the interest not been limited hereby to the Maximum Rate, then the Company shall, to the extent permitted by such applicable federal, state or other law, pay to the holder of the Note an amount equal to the excess, if any, of (i) the lesser of (A) the amount of interest which would have been charged in respect of the Note if the Maximum Rate had, at all times, been in effect with respect to the Note and (B) the amount of interest which would have accrued in respect of the Note had the effective interest rate applicable with respect to the Note at all times not been limited hereunder by the Maximum Rate over (ii) the amount of interest actually paid or accrued in respect of the Note held by such holder under this Agreement. In the event that the holder of the Note receive, collect or apply as interest any sum in excess of the Maximum Rate, such excess or part thereof remaining, shall be paid to the Company.

     3.5.  Senior Subordinated Notes.  All Indebtedness of the Company evidenced
           -------------------------
by the Note shall be pari passu in right of payment to the Indebtedness of the Company evidenced by the Senior Subordinated Notes.

4.   SUBORDINATION.
     -------------

     4.1.  Agreement to Subordinate.  The Company agrees, and any holder of the
           ------------------------
Note by accepting the Note agrees, that the Indebtedness, interest and other Obligations of any kind evidenced by the Note and this Agreement is subordinated in right of payment, to the extent and in the manner provided in this Section 4, to the prior payment in full in cash of all Senior Debt (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Debt.

     4.2.  Certain Definitions.
           -------------------

     "Designated Senior Debt" means (i) any Indebtedness outstanding under the New Credit Facility (as defined in the Indenture) and (ii) any other Senior Debt permitted under the Indenture the principal amount of which is $10.0 million or more and that has been designated by the Company as "Designated Senior Debt"; provided, however, that so long as the New Credit Facility remains in effect, lenders holding a majority in aggregate amount of the loan commitments thereunder shall have consented, in writing, to such designation of additional Indebtedness as Designated Senior Debt.

     "Permitted Junior Securities" means Equity Interests (as defined in the Indenture) in the Company or debt securities that are unsecured and subordinated to all Senior Debt (and any debt securities issued in exchange for Senior Debt) to at least the same extent as, or to a greater extent than, the Note is subordinated to Senior Debt pursuant to this Agreement (without limiting the foregoing, such Permitted Junior Securities shall have no required principal payments or equity redemption requirements until after the final maturity of all Senior Debt).

     4.3.  Liquidation; Dissolution; Bankruptcy.  Upon any distribution to
           ------------------------------------
creditors of the Company whether in cash, properties, securities or otherwise, in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company, or its property, an assignment for the benefit of creditors or any marshaling of the Company's assets and liabilities, the holders of Senior Debt shall be entitled to receive payment in full in cash of all Obligations due in respect of such Senior Debt (including interest after the commencement of any such proceeding at the rate specified in the applicable Senior Debt whether or not allowed as a claim in any such proceeding) before the holder of the Note will be entitled to receive any payment with respect to the Note, and until all Obligations with respect to Senior Debt are paid in full in cash, any distribution to which the holder of the Note would be entitled shall be made to the holders of Senior Debt (except that the holder of the Note may receive and retain Permitted Junior Securities).

     To the extent any payment of Senior Debt (whether by or on behalf of the Company or any Subsidiary, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to any receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then if such payment is recovered by, or paid over to, such receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person, the Senior Debt or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent the obligation to repay any Senior Debt is declared to be fraudulent, invalid, or otherwise set aside under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then the obligations so declared fraudulent, invalid or otherwise set aside (and all other amounts that would come due with respect thereto had such obligation not been affected) shall be deemed to be reinstated and outstanding as Senior Debt for all purposes hereof as if such declaration, invalidity or setting aside had not occurred.

     4.4.  Default on Designated Senior Debt. The Company also may not make any
           ---------------------------------
payment upon or in respect of the Note (except in Permitted Junior Securities) if (i) a default in the payment of the principal of, premium, if any, or interest on Senior Debt occurs and is continuing or (ii) any other default occurs and is continuing with respect to Designated Senior Debt that currently, or with the passage of time or giving of notice, permits holders of the Designated Senior Debt as to which such default relates to accelerate its maturity and, in the case of any such default described in this clause (ii), the holder of the Note receives a notice of such default of the type referred to in this clause (ii) (a "Payment Blockage Notice") from the Company or the holders of any Designated Senior Debt. Payments on the Note may and shall be resumed (a) in the case of a payment default, upon the date on which such default is cured or waived in writing by the holders of the applicable Senior Debt and (b) in case of a nonpayment default, the earlier of the date on which such nonpayment default is cured or waived in writing by the holders of Designated Senior Debt or 179 days after the date on which the applicable Payment Blockage Notice is received by the holder of the Note, unless the maturity of any Designated Senior Debt has been accelerated. No new period of payment blockage may be commenced under clause (ii) above unless and until (i) 360 days have elapsed since the initial effectiveness of the immediately prior Payment Blockage Notice and (ii) all scheduled payments of principal of, premium, if any, and interest on the Note that have come due have been paid in full in cash. No nonpayment default that existed and was continuing on the date of delivery of any Payment Blockage Notice to the holder of the Note shall be, or be made, the basis for a subsequent Payment Blockage Notice unless such default shall have been waived in writing or cured for a period of not less than 90 days. In the event that the Company makes any payment to any holder of the Note prohibited by the foregoing, such payment will be required to be held in trust for and paid over to the holders of Senior Debt (or the representative thereof). The holder of the Note will not challenge or contest the enforceability or validity of the New Credit Facility or any obligation, Lien (as defined in the Indenture) or encumbrance thereunder.

     4.5.  Acceleration of Securities.  If payment of the Note is accelerated
           --------------------------
because of an Event of Default, the Company shall promptly notify holders of Senior Debt of the acceleration.

     4.6.  When Distribution Must Be Paid Over.  In the event that the holder of
           -----------------------------------
the Note receives any payment of any Obligations with respect to the Note at a time when such payment is prohibited by Section 4.4 hereof, and, if such holder is not an Affiliate of the Company, such holder had actual knowledge at the time that such payment is prohibited by Section 4.4 hereof, such payment shall be held by such holder, in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to, the holders of Senior Debt as their interests may appear or their Representative under the indenture or other agreement (if any) pursuant to which Senior Debt may have been issued, as their respective interests may appear, for application to the payment of all Obligations with respect to Senior Debt remaining unpaid to the extent necessary to pay such Obligations in full in cash in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

     With respect to the holders of Senior Debt, any holder of the Note undertakes to perform only such obligations on the part of any holder of the Note as are specifically set forth in this Section 4, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Agreement against any holder of the Note.

     4.7.  Notice by Company.  The Company shall promptly notify the holder of
           -----------------
the Note of any facts known to the Company that would cause a payment of any Obligations with respect to the Note to violate this Section 4, but failure to give such notice shall not affect the subordination of the Note to the Senior Debt as provided in this Section 4.

     4.8.  Subrogation.  After all Senior Debt is paid in full in cash and until
           -----------
the Note is paid in full, the holder of the Note shall be subrogated (equally and ratably with all other Indebtedness pari passu with the Note, including the Senior Subordinated Notes) to the rights of holders of Senior Debt to receive distributions applicable to Senior Debt to the extent that distributions otherwise payable to the holder of the Note have been applied to the payment of Senior Debt. A distribution made under this Section 4 to holders of Senior Debt that otherwise would have been made to the holder of the Note is not, as between the Company and the holder of the Note, a payment by the Company on the Note.

     4.9.  Relative Rights.  This Section 4 defines the relative rights of any
           ---------------
holder of the Note and holders of Senior Debt.  Nothing in this Section 4 shall:

           (a) impair, as between the Company and any holder of the Note, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Note in accordance with its terms;

           (b) affect the relative rights of any holder of the Note and creditors of the Company other than their rights in relation to holders of Senior Debt; or

           (c) prevent the holder of the Note from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Debt to receive distributions and payments otherwise payable to the holder of the Note.

If the Company fails because of this Section 4 to pay principal of or interest on the Note on the due date, the failure is still a Default or Event of Default; provided, that, notwithstanding anything to the contrary set forth above, such Default or Event of Default shall be deemed to be cured under the circumstances set forth, and as provided, in Section 7.5 herein.

     4.10. Subordination May Not Be Impaired by Company.  No right of any
           --------------------------------------------
holder of Senior Debt to enforce the subordination of the Indebtedness evidenced by the Note shall be impaired by any act or failure to act by the Company the holder of the

Note or by the failure of the Company the holder of the Note to comply with this Agreement.

     The holder of the Note agrees that it will not challenge the validity, enforceability or perfection of any Senior Debt or the liens, guarantees and security interests securing the same and that as between the holders of the Senior Debt on the one hand and the holder of the Note on the other, the terms hereof shall govern even if all or part of the Senior Debt or such liens and security interests are avoided, disallowed, subordinated, set aside or otherwise invalidated in any judicial proceeding or otherwise, regardless of the theory upon which such action is premised.

     Without in any way limiting the generality of this Section 4.10, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the holder of the Note, without incurring responsibility to the holder of the Note and without impairing or releasing the subordination provided in this Section 4 or the obligations hereunder of the holder of the Note to the holders of Senior Debt, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt, the New Credit Facility or any instrument evidencing the same or any agreement under which Senior Debt is outstanding or secured: (b) sell, exchange, release, foreclose against or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (c) release any Person liable in any manner for the collection of Senior Debt; and (d) exercise or refrain from exercising any rights against the Company, any Subsidiary thereof or any other Person.

     4.11.  Distribution or Notice to Representative.  Whenever a distribution
            ----------------------------------------
is to be made or a notice given to holders of any Senior Debt, the distribution may be made and the notice given to their Representative.

     Upon any payment or distribution of assets of the Company referred to in this Section 4, the holder of the Note shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative(s) or of the liquidating trustee or agent or other Person making any distribution to the holder of the Note for the purpose of ascertaining the Persons entitled to participate in such distribution, all holders of the Senior Debt and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 4.

     4.12.  Authorization to Effect Subordination.  If the holder of the Note
            -------------------------------------
does not file a proper proof of claim or proof of debt in the form required in any proceeding related to the Company, its creditors or its property or otherwise of the type referred to in Section 6.09 of the Indenture at least 30 days before the expiration of the time to file such claim, the Representative is hereby authorized to file an appropriate claim for and on behalf of the holder of the Note.

     4.13. Amendments.  The provisions of this Section 4 shall not be amended
           ----------
or modified without the written consent of the Agent.

5.   REPRESENTATIONS AND WARRANTIES.
     ------------------------------

     In order to induce the Investor to enter into this Agreement and to purchase the Note, the Company hereby represents and warrants that, both before and immediately after the date of this Agreement:

     5.1.  Organization and Good Standing.  The Company and each of its
           ------------------------------
Subsidiaries is duly organized and existing in good standing in its jurisdiction of incorporation, is duly qualified as a foreign corporation and authorized to do business in all other jurisdictions in which the nature of its business or property makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the business of the Company or such Subsidiary, and has the corporate power to own its properties and to carry on its business as now conducted and as proposed to be conducted.

     5.2.  Authorization.  The execution, delivery and performance by the
           -------------
Company of this Agreement and the issuance and sale by the Company of the Note hereunder, (a) are within the Company's corporate power and authority, (b) have been duly authorized by all necessary corporate proceedings, and (c) do not conflict with or result in any breach of any provision of or the creation of any lien upon any of the property of the Company or require any consent or approval pursuant to the Certificate of Incorporation or bylaws of the Company, or any law, regulation, order, judgment, writ, injunction, license, permit, agreement or instrument.

     5.3.  Enforceability.  The execution and delivery by the Company of this
           --------------
Agreement to which it is a party, and the issuance and sale by the Company of the Note hereunder, will result in legally binding obligations of the Company, enforceable against the Company in accordance with the respective terms and provisions hereof and thereof, except to the extent that (a) such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and (b) the availability of the remedy of specific performance or injunctive or other equitable relief will be subject to the discretion of the court before which any proceeding therefor may be brought.

     5.4.  Governmental Approvals.  The execution, delivery and performance by
           ----------------------
the Company of this Agreement to which it is a party, and the issuance and sale by the

Company of the Note hereunder, do not require the approval or consent of, or any filing with, any governmental authority or agency prior to the date of this Agreement other than those already obtained or filed.

6.   INVESTMENT REPRESENTATIONS.
     --------------------------

     (a) The Investor represents and warrants to the Company that (i) the Investor is an "accredited investor" as such term is defined in Rule 501 promulgated under the Securities Act and (ii) the Investor is acquiring the Note for investment, and not with a view to selling or otherwise distributing the Note; provided, however, that the disposition of the Investor's property shall
      --------  -------
at all times be and remain in the Investor's control, subject to the provisions of Section 8 hereof.

     (b) The Investor understands that the Note has not been registered under the Securities Act on the grounds that the offer and sale of the Note to the Investor are exempt from the registration requirements of the Securities Act under Section 4(2) thereof as a transaction not involving any public offering of the Note. The Investor understands that the Company's reliance on such exemption is predicated in part on the representations of the Investor which are contained herein.

     (c) The Investor understands that it must bear the economic risk of the investment in the Note contemplated hereby for an indefinite period of time because the Note has not been registered under the Securities Act and, therefore, cannot be sold unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

7.   DEFAULTS.
     --------

     7.1. Events of Default.  Subject to Section 4 hereof, the holders of the
          -----------------
Note(s) will be entitled to exercise the remedies provided by Section 7.2 hereof in accordance with the terms thereof if any one or more of the following events ("Events of Default") shall occur:
  -----------------

          (a) the Company defaults for 30 days in the payment when due of interest on the Note;

          (b) the Company defaults in the payment when due of principal of or premium, if any, on the Note;

          (c) a default occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company (or the payment of which is guaranteed by the Company), whether such Indebtedness or guarantee now exists, or is created after the date of this Agreement, which default results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness the maturity of which has been so accelerated, aggregates $5.0 million or more (other than Existing Indebtedness (as defined in the Indenture) to the extent it is secured by or paid by the drawing against a letter of credit permitted to be issued under the Indenture);

           (d) an Event of Default (as defined in the Indenture) specified in Sections 6.01(f), (g) or (h) of the Indenture shall have occurred.

     7.2.  Remedies.  Subject to Section 4 hereof, upon the occurrence and
           --------
continuance of any of the Events of Default under Section 7.1 hereof, in each and every such case, the holder of the Note may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceedings either for specific performance of any covenant, provision or condition contained or incorporated by reference in this Agreement or in the Note, or in aid of the exercise of any power granted in this Agreement or in the Note, and (unless there shall have occurred an Event of Default under Section 7.1(d) hereof, in which case the unpaid balance of the Note shall automatically become due and payable) may by notice to the Company, declare all or any part of the unpaid principal amount of the Note then outstanding to be forthwith due and payable, and thereupon such unpaid principal amount or part thereof, together with interest accrued thereon and any applicable prepayment charge and all other sums, if any, payable under this Agreement or the Note shall become so due and payable without presentation, presentment, protest or further demand or notice of any kind, all of which are hereby expressly waived, and such holder or holders may proceed to enforce payment of such amount or part thereof in such manner as it or they may elect.

     7.3.  Waivers.  The Company hereby waives, to the extent not prohibited by
           -------
applicable law, (a) all presentments, demands for performance and notices of nonperformance (except to the extent specifically required by the provisions hereof), (b) any requirement of diligence or promptness on the part of the holder of Note in the enforcement of its rights under the provisions of this Agreement, and (c) any and all notices of every kind and description which may be required to be given by any statute or rule of law.

     7.4.  Course of Dealing.  No course of dealing between the Company or any
           -----------------
of its Subsidiaries on the one hand, and the Investor or the holder of Note, on the other hand, shall operate as a waiver of any of the Investor's or such holder's rights under this Agreement. No delay or omission in exercising any right under this Agreement shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any other occasion.

     7.5. Default Waiver.  If the Company fails to make any payment of principal
          --------------
and/or interest due and owing under or in respect of the Note at any time while such payment is prohibited by the subordination provisions contained in Section 4 herein, and such amounts (excluding amounts due after acceleration of the Note, if accelerated) are paid within 30 days after the date on which such payment is no longer prohibited under such Section 4, any Default or Event of Default resulting from such nonpayment shall be deemed to have been cured on the date on which payment of such amounts has been received and any acceleration of any payment obligations under the Note after such nonpayment shall be deemed to have been rescinded provided no other Default or Event of Default is then continuing, without requirement, in either case, of any further notice or consent of the holder of the Note.

8.   RESTRICTIONS ON TRANSFER.
     ------------------------

     8.1. Transfer.
          --------

     (a) The Investor shall not sell, assign, pledge or otherwise transfer ("Transfer") the Note to any other Person other than a Transfer in full of the
  --------
Note (or in such smaller principal amounts with the consent of the Agent) to (i) an Affiliate of the Investor or (ii) any Person holding, at the time of such Transfer, an aggregate principal amount of not less than $5,000,000 of the Senior Subordinated Notes then outstanding.

     (b) In the event of any Transfer of the Note in breach of this Agreement, commencing immediately upon the date of such attempted Transfer (a) such Transfer shall be void and of no effect, (b) no interest payment of any kind or any distribution pursuant to any liquidation, redemption or otherwise shall be paid by the Company to the purported transferee in respect of such Note (all such rights to payment by the transferor and/or the purported transferee being deemed waived), and (c) neither the transferor nor the purported transferee shall be entitled to exercise any rights with respect to such Note until such Transfer in breach of this Agreement has been rescinded.

     8.2. Notice of Transfer.  Prior to any transfer of any Note, the holder
          ------------------
thereof shall be required to give written notice to the Company describing in reasonable detail the manner and terms of the proposed transfer and the identity of the proposed transferee (the "Transfer Notice"), accompanied by, if
                                 ---------------
reasonably determined by the Company to be necessary with respect to such transfer, an opinion of Bingham Dana LLP addressed to the Company, or other counsel reasonably acceptable to the Company, that such transfer may be effected without registration of such Notes under the Securities Act.

     8.3. Restrictive Legends.  Except as otherwise permitted by this Section
          -------------------
8, each Security shall bear the following legend:

     "This Note has not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred in the absence of such registration or an exemption therefrom under such Act or any applicable state securities laws. Furthermore, this Note may be sold or otherwise transferred only in compliance with the conditions specified in the Note Purchase Agreement referred to hereinafter, a complete and correct copy of which is available for inspection at the principal office of IMPAC Group, Inc. and will be furnished without charge to the holder of this Note upon written request."

9.   NOTICES.
     -------

     Any notice provided for in this Agreement or the Note will be in writing and will be deemed properly delivered if either personally delivered or sent by telecopier, overnight courier or mailed certified or registered mail, return receipt requested, postage prepaid, to the recipient at the address specified below:

     If to the Company, to 1950 North Ruby Street, Melrose Park, Illinois 60160, to the attention of the Chief Executive Officer, or at such other address as such person shall have specified by notice actually received by the addressor.

     If to the Investor, then to the Investor at the address set forth on the signature page hereto, or at such other address as the Investor shall have specified by notice actually received by the addressor.

Any such notice shall be effective (a) if delivered personally or by telecopier when received, (b) if sent by overnight courier, when receipted for, and (c) if mailed, five (5) days after being mailed as described above.

10.  AMENDMENTS AND WAIVERS.
     ----------------------

     Any term of this Agreement or the Note may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Investor and for amendments, the Agent under the Loan Agreement, and any successor. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon the holder of the Note sold pursuant to this Agreement and the Company. In connection with any refinancing of the Loan Agreement, the parties hereto agree to execute any amendments and/or restatements hereof as reasonably requested by any new Lender(s) thereunder to evidence the continuing effect of the subordination agreements hereunder.

11.  CONSTRUCTION.
     ------------

     The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

12.  MISCELLANEOUS.
     -------------

     This Agreement (including Exhibits and Schedules) sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby and supersedes any prior written or oral understandings with respect thereto. The parties hereto acknowledge and agree that in entering into this Agreement they have not in any way relied upon any oral or written agreements, statements, promises, information, arrangements, understandings, representations or warranties, express or implied, not specifically set forth in this Agreement. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. THIS AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS WHICH TOGETHER SHALL CONSTITUTE ONE INSTRUMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC SUBSTANTIVE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE DOMESTIC SUBSTANTIVE LAWS OF ANY OTHER STATE, AND SHALL BIND AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING IN CONNECTION WITH ANY MATTER REFERRED TO IN THIS AGREEMENT OR UNDER THIS AGREEMENT OR THE NOTE IS HEREBY WAIVED BY THE PARTIES HERETO.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                             THE COMPANY:
                                             -----------

                                             IMPAC GROUP, INC.


                                             By:  /s/ David C. Underwood
                                                 ----------------------------
                                             Title: Chief Financial Officer


                                             THE INVESTOR:
                                             ------------

                                             HERITAGE FUND II INVESTMENT
                                             CORPORATION


                                             By:   /s/ Michel Reichert
                                                 ----------------------------
                                                Title: President
                                                Address:    30 Rowes Wharf
                                                            Boston, MA 02110

                               List of Exhibits
                               ----------------

Exhibit A                      Form of Note

                                                                       Exhibit A
                                                                       ------- -


                                Subordinated Note


     This Note has not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred in the absence of such registration or an exemption therefrom under such Act or any applicable state securities laws. Furthermore, this Note may be sold or otherwise transferred only in compliance with the conditions specified in the Note Purchase Agreement referred to hereinafter, a complete and correct copy of which is available for inspection at the principal office of IMPAC Group, Inc. and will be furnished without charge to the holder of this Note upon written request.


$4,900,000                                                     November 17, 1999


     IMPAC GROUP, INC., a Delaware corporation (hereinafter called the "Company"), for value received, hereby promises to pay to HERITAGE FUND II
 -------
INVESTMENT CORPORATION, a Delaware corporation ("Payee"), or its registered
                                                 -----
assigns, the entire principal amount of FOUR MILLION NINE HUNDRED THOUSAND DOLLARS ($4,900,000), payable in the amounts and at the times specified in
Section 3 of the Note Purchase Agreement (as hereinafter defined) and with a final maturity on March 31, 2006 (the "Maturity Date"), and to pay interest on
                                       -------- ----
the unpaid principal amount hereof from the date hereof until and including the payment in full of the unpaid principal amount hereof, such interest accruing and compounding at the rate per annum set forth in Section 3.4(a) of the Note Purchase Agreement (as hereinafter defined) (computed on the basis of actual number of days elapsed and a 360-day year). The Company hereby promises to pay such interest on the dates specified in the Note Purchase Agreement (as hereinafter defined) until the obligation of the Company with respect to the payment thereof shall be discharged. All payments of principal and interest hereof shall be made in lawful money of the United States of America to the account of the holder hereof upon presentation hereof at such address of the holder hereof as such holder shall have designated to the Company in writing.

     This Note is the Note of the Company issued pursuant to the Note Purchase Agreement, dated as of November 17, 1999 (the "Note Purchase Agreement"),
                                               ---- -------- ---------
between the Company and the Payee. The holder of this Note is entitled to enforce the provisions of the Note Purchase Agreement and to enjoy the benefits thereof to the extent provided therein and is subject to the obligations thereunder as a holder of a Note.

     The Company shall be permitted, at certain times and under certain circumstances, to prepay all or any portion of this Note, together with all accrued and unpaid interest thereon, and the maturity hereof may be accelerated by the holder of the Note outstanding following an Event of Default (as defined in the Note Purchase Agreement), all as provided in the Note Purchase Agreement, to which reference is made for the terms and conditions of such provisions as to prepayment and acceleration. No mandatory prepayments of this Note are required.

     Any transfer of this Note permitted in accordance with the transfer restriction provisions set forth in the Note Purchase Agreement is registrable on the note register of the Company upon presentation at the principal office of the Company accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, or on behalf of, the holder hereof. This Note may also be exchanged at such office for one or more Notes in any authorized denominations, as requested by the holder, of a like aggregate unpaid principal amount. Except as permitted in the Note Purchase Agreement, this Note may not be transferred, negotiated or assigned.

     Prior to due presentment for registration of transfer, the Company and any agent of the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment of principal and interest as herein provided and for all other purposes.

The holder of this Note, by acceptance hereof, agrees with the Company that this Note and all payments hereunder shall be subordinate and junior in right of payment to the prior payment in full in cash of all Senior Debt (as defined in the Note Purchase Agreement) to the extent and in the manner provided in the Note Purchase Agreement.

     All indebtedness of the Company evidenced by this Note is a general unsecured obligation of the Company and shall be pari passu in right of payment
                                                 ---- -----
to the Indebtedness (as defined in the Note Purchase Agreement) of the Company evidenced by the Senior Subordinated Notes (as defined in the Note Purchase Agreement).

         This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts and for all purposes shall be construed in accordance with such laws.

                                            IMPAC GROUP, INC.


                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title: